                                                                      EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT
                                      1993

Registrant:

  Chrysler Corporation (Delaware) (Automotive)

Subsidiaries of Chrysler Corporation
(wholly - owned unless otherwise indicated):

Acuflight, Inc. (67% owned)(Delaware)(Automotive)
American Motors Pan American Corporation (Delaware)(Automotive)
Automotive Financial Services, Inc.(Michigan)(Financial Services)
Beaver Dam Products Corporation (Delaware)(Marine/Automotive)
Chrysler Corporation Fund (Michigan)(Non-profit, Charitable)
Chrysler International Corporation (Delaware)(Automotive)
  Acustar Holding, Inc. (Delaware)(Automotive)
  Chrysler Italian Imports, Inc. (Delaware)(Automotive)
      Lamborghini USA, Inc. (Delaware)(Automotive)
 Chrysler International wholly-owned subsidiaries outside the United States:
  Automobili Lamborghini S.p.A.(Italy)(Automotive)
      Lamborghini Engineering S.p.A.(Italy)(Automotive)
  Chrysler Automotive Services Gmbh (Germany)(Automotive)
  Chrysler Austria Gesellschaft m.b.H. (Austria)(Automotive)
      Eurostar Gesellschaft m.b.H.(50.01% owned)(Austria)(Automotive) Eurostar Gesellschaft m.b.H. & Co. KG(50.01%
        owned)(Austria)(Automotive)
  Chrysler International Services, S.A. (Delaware)(Automotive)
      CISSA do Brasil Limitada 99% owned by Chrysler International Services,
        S.A. and 1% owned by Chrysler International Corporation (Delaware)(Automotive)
Chrysler Pentastar Aviation, Inc. (Delaware)(Commercial Aviation)
Chrysler Technologies Corporation (Michigan)(Defense Electronics)
  (Aircraft Modification)
  ESI Holding, Inc. (Delaware)(Holding Company)
      Chrysler Technologies Airborne Systems, Inc. (Delaware)
        (Aircraft Modification)
      Chrysler Technologies International, Inc. (U.S. Virgin Islands)
        (Foreign Sales Corporation)
      CTC Financial Services, Inc. (Texas)(Financial Services)
      CTC Middle East Ltd. (Delaware)(Defense Electronics)
      Electrospace Systems, Inc. (Texas)(Defense Electronics)
          Pentastar Support Services, Inc. (Delaware)(Inactive)
      Pentastar Electronics, Inc. (Delaware)(Defense Electronics)
Chrysler Transport, Inc. (Delaware)(Automotive)
Dealer Capital, Inc. (Delaware)(Financial Services)
Jeep International Corporation (Delaware)(Automotive)
New Venture Gear, Inc.(64% owned)(Delaware)(Automotive)
VPSI, Inc. (Delaware)(Transportation Services)
 Chrysler Corporation wholly-owned subsidiaries outside the United States:
AMC de Venezuela, C.A. (Venezuela)(Automotive)
American Motors Overseas Corporation (Netherlands Antilles)
  (Financial Services)
Autocircuitos de Obregon, S.A. de C.V. (Mexico)(Automotive)
Auto Electronica de Juarez, S.A. de C.V. (Mexico)(Automotive)
Chrysler Canada Ltd. (Canada)(Automotive)
  American Motors (Canada) Inc. (Canada)(Automotive)
  Bramco Satellite, Inc. (Canada)(Automotive)
  Chrysler (Taiwan) Co., Ltd. (Taiwan)(Automotive)
  Commuter Van Pooling Services Ltd. (Canada)(Transportation Services) Chrysler Foreign Sales Corporation (U.S. Virgin Islands)(Automotive) Chrysler International S.A. (Switzerland)(Automotive)
  Chrysler Engineering S.A.(Switzerland)(Automotive)
  CISA Financial Services S.A.(Financial Services)
Chrysler Motors de Venezuela, S.A. (Venezuela)(Automotive)
  Cayman Island Investment Co. (Cayman Islands)(Financial Services)
  Jeep Caracas, S.A. (Venezuela)(Automotive)

Subsidiaries of Chrysler Corporation
(wholly - owned unless otherwise indicated)(continued)


Chrysler Overseas Trading Co. Ltd. (United Kingdom)(Automotive)
Chrysler de Venezuela S.A. (Venezuela)(Automotive)
      Rootes Motors de Venezuela S.A. (Venezuela)(Automotive)
Circuitos Mexicanos de Nogales S.A. de C.V.(outside the
  U.S.)(Mexico)(Automotive)
Ensambles de Interiores Automotrices, S.A. de C.V.(Mexico)(Automotive)
Jeep Africa, Ltd. (51.0% owned)(Kenya)(Automotive)
Jeep Australia, Pty., Ltd. (Australia)(Automotive)
Jeep of Canada Limited (Canada)(Automotive)
Jeep Japan, Ltd. (Japan)(Automotive)
Productos Electros Diversificados, S.A. de C.V. (Mexico)(Automotive) Sistemas Electricos Conductores S.A. de C.V. (Mexico)(Automotive)
Chrysler Corporation partially-owned subsidiaries outside the United States:
Chrysler de Mexico S.A. (99.9% owned by Chrysler Motors)(Mexico)(Automotive)
  Aire y Temperatura S.A.(Mexico)(Automotive)


Chrysler Financial Corporation (Michigan)(Financial Services)
  Advanced Leasing Services Number 3, Inc. (Delaware)(Financial Services) American Auto Receivables Company (Delaware)(Financial Services)
  Auto Receivables Corporation (Canada)(Financial Services)
  Chrysler Auto Receivables Company (Delaware)(Financial Services)
  Chrysler Capital Corporation (Delaware)(Financial Services)
      Adelaide FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
      Alice Springs, Ltd. (U.S. Virgin Islands)(Financial Services)
      Artesia Turbine Cogeneration Corporation (Delaware)(Financial Services) Baltimore Compost I Corporation (Delaware)(Financial Services) Baltimore Compost II Corporation (Delaware)(Financial Services)
      Cara FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
      Carmel Holdings, Inc. (Delaware)(Financial Services)
      CC Funding Corporation (Delaware)(Financial Services)
      CCRI Holdings No 2, Inc. (Delaware)(Financial Service)
      Chestnut Properties, Inc. (Delaware)(Financial Services)
      Chrysler Arboleda Corporation (Delaware)(Financial Services)
      Chrysler Asset Management Corporation (Delaware)(Financial Services)
          Chrysler Systems, Inc. (Delaware)(Financial Services)
              Chrysler Systems Canada, Ltd. (Canada)(Financial Services) Chrysler Systems GmbH (Germany)(Financial Services)
              Chrysler Systems Limited (United Kingdom)(Financial Services) CS Technical Services, Inc. (Illinois)(Financial Services)
          Lauren 90 Corporation (Delaware)(Financial Services)
              Lauren Shipping Corporation Pte., Ltd. (Singapore)
                (Financial Services)
          Laurissa 85 Corporation (Delaware)(Financial Services)
           Laurissa Shipping Corporation Pte. Ltd. (Singapore)
             (Financial Services)
          Marine Asset Management Corporation (Delaware)(Financial Services) Chrysler Capital Fund Management Corporation (Delaware)
        (Financial Services)
      Chrysler Capital Income Partnership L.P. (Delaware)(Financial Services) Chrysler Capital Funding Corporation (Delaware)(Financial Services) Chrysler Capital Investment Services, Inc. (Delaware)
        (Financial Services)
      Chrysler Capital Offshore Corporation (Delaware)(Financial Services) Chrysler Capital Public Finance Corporation (Delaware)
        (Financial Services)
      Chrysler Capital Realty, Inc.(Delaware)(Real Estate Holding Company)
          Chrysler Glenview Corporation (Delaware)(Financial Services) Chrysler Capital Transportation Services, Inc. (Delaware)
        (Financial Services)
      Chrysler Concord Corporation (Delaware)(Financial Services)
      Chrysler M.S. Corporation (Delaware)(Financial Services)
      Chrysler Natural Resources Development Corporation (Delaware)
        (Financial Services)
      Chrysler Pryor Corporation (Delaware)(Financial Services)
      Chrysler Rail Transportation Corporation (Delaware)(Financial Services) Chrysler RRPF Limited (United Kingdom)(Financial Services)
      CLG Apache Limited, Inc. (Delaware)(Financial Services)
      CLG Apache Preferred, Inc. (Delaware)(Financial Services)

Subsidiaries of Chrysler Corporation
(wholly - owned unless otherwise indicated)(continued)


    CLG Media, Inc. (Delaware)(Financial Services)
        CLG Media of Denver, Inc. (Delaware)(Financial Services)
        CLG Media of Seattle, Inc. (Delaware)(Financial Services)
        CLG Media of Wilmington, Inc. (Delaware)(Financial Services) Conemaugh Hydroelectric Projects, Inc. (Delaware)(Financial Services)
    Cross Lane Properties, Inc. (Delaware)(Financial Services)
    Emily FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
    EPC Corporation (Delaware)(Financial Services)
    Fourfold Cogeneration Corporation (Delaware)(Financial Services)
    FPB California Cogeneration Corporation (Delaware)(Financial Services) Fresno Biomass Power Corporation (Delaware)(Financial Services)
    Gasaara Corporation (Delaware)(Financial Services)
    Hacogen Corporation (Delaware)(Financial Services)
    Harper Lake Solar IX Corporation (Delaware)(Financial Services) Hartford Turbine Cogeneration Corporation (Delaware)
      (Financial Services)
    High Ridge Holdings No 2, Inc. (Delaware)(Financial Services)
    HLLSLC Corporation (Delaware)(Financial Services)
    HLSP IX, Inc. (Delaware)(Financial Services)
    Jasmin EOR Cogeneration Corporation (Delaware)(Financial Services) Klair, Ltd. (Delaware)(Financial Services)
        Pasir Puteh Ltd. (U.S. Virgin Islands)(Financial Services)
    LC Leasing, Inc. (Delaware)(Financial Services)
    Larvik Holdings, Inc. (Delaware)(Financial Services)
    Mathilda FSC, Ltd. (U.S. Virgin Islands)(Financial Services)
    New Canaan Road Holdings, Inc. (Delaware)(Financial Services)
    Niagara Turbine Cogeneration Corporation (Delaware)(Financial Services) Ormesageo IE Geothermal Corporation (Delaware)(Financial Services)
    Park Slope Properties, Inc. (Delaware)(Financial Services)
    Perth Ltd. (U.S. Virgin Islands)(Financial Services)
    Piney Point Properties (Delaware)(Financial Services)
    Poso EOR Cogeneration Corporation (Delaware)(Financial Services) Rocklin Biomass Power Corporation (Delaware)(Financial Services) Roxbury Road Properties, Inc. (Delaware)(Financial Services)
    Salinas Turbine Cogeneration Corporation (Delaware)(Financial Services) Stamford Holdings No 1, Inc. (Delaware)(Financial Services)
    Stamford Holdings No 2, Inc. (Delaware)(Financial Services)
    Stamford Properties No 1, Inc. (Delaware)(Financial Services)
    Stamford Properties No 2, Inc. (Delaware)(Financial Services) Stillwater Geothermal Corporation (Delaware)(Financial Services) Strawberry Hill Properties, Inc. (Delaware)(Financial Services)
    Suffolk Leasing, Inc. (Delaware)(Financial Services)
    Summit Avenue Properties, Inc. (Delaware)(Financial Services)
    Toquam Properties, Inc. (Delaware)(Financial Services)
    Trona Cogeneration Corporation (Delaware)(Financial Services)
    TTC Corporation (Delaware)(Financial Services)
    UMB Properties, Inc. (Delaware)(Financial Services)
    Westover Holdings, Inc. (Delaware)(Financial Services)
    Whitefield Biomass Power Corporation (Delaware)(Financial Services) Whitewater Holdings, Inc. (Delaware)(Financial Services)
    Wilson Street Holdings, Inc. (Delaware)(Financial Services)
    Wilton Properties, Inc. (Delaware)(Financial Services)
  Chrysler Comercial S.A. de C.V. (99.99% owned by Chrysler Financial
    Corporation and .01% owned by Chrysler de Mexico, S.A. and three directors)(Mexico)(Financial Services)
  Chrysler Commercial Leasing Corporation (Michigan)(Financial Services)
    Chrysler Cadre, Inc. (Delaware)(Financial Services)
    Chrysler Consortium Corporation (Delaware)(Financial Services)
  Chrysler Credit Canada Ltd. (Canada)(Financial Services)
    Chrysler Credit Holdings Ltd. (Ontario)(Financial Services)
    Chrysler Finance Limited (Ontario)(Financial Services)

Subsidiaries of Chrysler Corporation
(wholly - owned unless otherwise indicated)(continued)


     Chrysler First Commercial Corporation Inc. (Ontario)
        (Financial Services)
         CCF Canada Ltd. (Ontario)(Financial Services)
         Snapper Financial Services Corporation Inc. (Ontario)
           (Financial Services)
     Chrysler Life Insurance Company of Canada (Canada)(Insurance)
     Chrysler Systems Canada Ltd. (Canada)(Financial Services)
  Chrysler Credit Corporation (Delaware)(Financial Services)
  Chrysler Credit de Puerto Rico N.V. (Netherlands Antilles)
    (Financial Services)
  Chrysler Credit Realvest, Inc. (Delaware)(Financial Services)
  Chrysler Financial Overseas Capital N.V. (Netherlands Antilles)
    (Financial Services)
  Chrysler First Inc.(Pennsylvania)(Financial Services)
     AIA, Inc of Pennsylvania (Pennsylvania)(Insurance)
     Allentown General Corporation (Delaware)(Financial Services)
     Chrysler First Acceptance Corporation (Delaware)(Financial Services) Chrysler First Business Credit Corporation (Delaware)
      (Financial Services)
     Chrysler First Commercial Corporation (Pennsylvania)
       (Financial Services)
        Carver Creditcorp Inc. (Delaware)(Financial Services)
        Chrysler First GCC, Inc. (Delaware)(Financial Services)
        Chrysler First KFCC, Inc. (Delaware)(Financial Services)
        Chrysler First MMAC, Inc. (Pennsylvania)(Financial Services) Chrysler First SRCC, Inc. (Delaware)(Financial Services)
        Chrysler First TFSI, Inc. (Delaware)(Financial Services)
        Chrysler First WAC, Inc. (Delaware)(Financial Services)
        Godfrey Acceptance Corporation (Delaware)(Financial Services) Chrysler First Consumer Discount Company (Pennsylvania)
       (Financial Services)
     Chrysler First Financial Services Corporation (Delaware)
       (Financial Services)
     Chrysler First Financial Services Corporation of America
       (Delaware)(Financial Services)
     Chrysler First Financial Services Corporation of Florida
       (Florida)(Financial Services)
        Chrysler First Mortgage Corporation of Florida (Florida)
          (Financial Services)
     Chrysler First Financial Services Corporation of Minnesota
       (Minnesota)(Financial Services)
     Chrysler First Industrial Loan Company (Washington)(Financial Services) Financial Acceptance Corporation (Delaware)(Financial Services) PrivateBrands Acceptance Corporation (Delaware)(Financial Services)
   Chrysler Insurance Company (Michigan)(Insurance)
     Chrysler Life Insurance Company (Michigan)(Insurance)
     Pentastar Insurance Agency, Inc. (Michigan)(Insurance)
   Chrysler Leasing Corporation (Delaware)(Financial Services)
   Chrysler Macnally Corporation (Delaware)(Financial Services)
   Chrysler Meadowcroft Corporation (Delaware)(Financial Services)
     Chrysler Dunwoody, Inc. (Delaware)(Financial Services)
   Chrysler Meridian Corporation (Delaware)(Financial Services)
     Clinton Holding Corporation (Delaware)(Financial Services)
   Chrysler Realty Corporation (Delaware)(Real Estate Holding Company)
     ABKO Properties Management Corporation (Delaware)
       (Real Estate Holding Company)
   Chrysler Timberlake Corporation (Delaware)(Financial Services)
   EFH Leasing Corporation (Delaware)(Financial Services)
    1981 Helicopters, Ltd. (New York)(Financial Services)
       104462 Canada (Canada)(Financial Services)
   Gilkeson Road Corporation (Delaware)(Financial Services)
   Premier Auto Receivables Company (Delaware)(Financial Services)
   RAE Hotel Corporation (Delaware)(Financial Services)
   Redisco Canada Ltd. (Canada)(Financial Services)
   Sovereign Crest Properties, Inc. (Delaware)(Financial Services)
   U.S. Auto Receivables Company (Delaware)(Financial Services)

Subsidiaries of Chrysler Corporation
(wholly - owned unless otherwise indicated)(continued)


Pentastar Transportation Group, Inc. (Oklahoma)(Automotive Leasing)
 Dollar Rent A Car Systems, Inc. (California)(Automotive Leasing)
  Dollar Operations, Inc. (Oklahoma)(Automotive Leasing)
  Dollar Philadelphia, Inc. (Pennsylvania)(Automotive Leasing)
  Dollar Systems, Inc. (Delaware)(Automotive Leasing)
  Dollar Rent A Car Systems, Ltd. (75% Owned) (New Zealand)
    (Automotive Leasing)
  Scamp Auto Rental I, Inc. (Florida)(Automotive Leasing)
 Pentastar Services, Inc. (Oklahoma)(Automotive Leasing)
 PTG, Inc. (Oklahoma)(Automotive Leasing)
 Pentastar Transportation Group Canada, Inc. (Ontario)(Automotive Leasing) Snappy Car Rental, Inc. (Ohio)(Automotive Leasing)
 Tartan, Inc. (Oklahoma)(Automotive Leasing)
 Thrifty Rent-A-Car System, Inc. (Oklahoma)(Automotive Leasing)
  KAM Cars of America, Inc. (Oklahoma)(Automotive Leasing)
  Manatee Leasing, Inc. (Oklahoma)(Automotive Leasing)
  Thrifty Canada, Ltd. (Canada)(Automotive Leasing)
      2426-3303 Quebec, Inc. (Canada)(Automotive Leasing)
         Location Demers Ltd. (Canada)(Automotive Leasing)
         Auto A Louer (Rimouski) Inc. (Canada)(Automotive Leasing) Location Via-Can, Inc. (Canada)(Automotive Leasing)
         Boutique L'Amoire A Linge Inc. (Canada)(Automotive Leasing) Viabec Inc. (Canada)(Automotive Leasing)
  Thrifty Europe, S.A. (99.7% Owned)(France)(Automotive Leasing)
  Thrifty Rent-A-Car Limited (England)(Automotive Leasing)
  Thrifty Rent-A-Car Limited (Ireland)(Automotive Leasing)
  Thrifty Rent-A-Car Limited (New Zealand)(Automotive Leasing)
  Thrifty Rent-A-Car Limited (Scotland)(Automotive Leasing)
  TRAC Asia Pacific, Inc. (75% owned)(Oklahoma)(Automotive Leasing)



Unconsolidated subsidiaries owned directly or indirectly by Chrysler:
64 majority-owned retail sales outlets in the United States
21 majority-owned retail sales outlets outside the United States